Exhibit (h)(v)(B)

Schedule A

to the Operating Services Agreement

between the Direxion Funds and Rafferty Asset Management, LLC

Funds

(with respect to Investor Class Shares)

Direxion Monthly S&P 500® Bull 2X Fund	0.35%
Direxion Monthly S&P 500® Bear 2X Fund	0.35%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.35%
Direxion Monthly Latin America Bull 2X Fund	0.35%
Direxion Monthly Small Cap Bull 2X Fund	0.35%
Direxion Monthly Small Cap Bear 2X Fund	0.35%
Direxion Monthly Emerging Markets Bull 2X Fund	0.35%
Direxion Monthly Commodity Bull 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.35%
Direxion Monthly China Bull 2X Fund	0.35%
Direxion Monthly Energy Bull 2X Fund	0.35%
Direxion Monthly Energy Bull 2X Fund	0.35%
Direxion Monthly Biotech Bull 2X Fund	0.35%
Direxion Monthly Biotech Bull 2X Fund	0.35%
Direxion Monthly Gold Bull 2X Fund	0.35%
Direxion Monthly Gold Bull 2X Fund	0.35%
Direxion Monthly Silver Bull 2X Fund	0.35%
Direxion Monthly Silver Bull 2X Fund	0.35%
Direxion Monthly NASDAQ-100® Bear 2X Fund	0.35%

Direxion Indexed Synthetic Convertible Strategy Fund	0.35%
Direxion Indexed Synthetic Convertible Strategy Bear Fund	0.35%

Direxion Monthly 30 Year Treasury Bull 1.2X Fund	0.10%
Direxion Monthly 30 Treasury Bear 1X Funds	0.10%

Direxion Dynamic HY Bond Fund	0.35%

U.S. Government Money Market Fund	0.45%

Funds

(with respect to Service Class Shares)

HCM Freedom Fund	0.55%

Funds (with respect to A Class Shares)

Direxion Indexed Commodity Strategy Fund	0.16%
Direxion/Wilshire Dynamic Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%
Direxion Long/Short Global Currency Fund	0.04%

Funds (with respect to Institutional Class Shares)

Direxion Indexed Commodity Strategy Fund	0.16%
Direxion/Wilshire Dynamic Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%
Direxion Long/Short Global Currency Fund	0.04%

Funds (with respect to C Class Shares)

Direxion Indexed Commodity Strategy Fund	0.16%
Direxion/Wilshire Dynamic Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%
Direxion Long/Short Global Currency Fund	0.04%

Last Revised: November 26, 2013.